                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                              MOORE-HANDLEY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               MOORE-HANDLEY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 14, 2002


     The annual Meeting of the shareholders of Moore-Handley, Inc. (the "Corporation") will be held on Tuesday, May 14, 2002, at 10:00 A.M., local time at the Courtyard Marriott at 1824 Montgomery Highway South, Hoover, Alabama, for the following purposes:

          1)   To elect directors for the ensuing year;

          2) To ratify the appointment by the Board of Directors of Ernst & Young LLP, certified public accountants, as independent auditors for the year 2002;

          3) To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 2002, will be entitled to vote at the meeting. A list of shareholders eligible to vote at the meeting will be available for inspection at the meeting and during business hours at the Corporation's office, at the address set forth below from May 3, 2002, to the date of the meeting.

     Whether you expect to attend the Annual Meeting or not, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it without delay in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                             By Order of the Board of Directors


                                             Gary C. Mercer
                                             Chief Financial Officer



3140 Pelham Parkway
Pelham, AL 35124
April 8, 2002


                 IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE
                         COMPLETED AND RETURNED PROMPTLY

                               MOORE-HANDLEY, INC.

                                 PROXY STATEMENT

                                  APRIL 1, 2002

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Moore-Handley, Inc. (the "Corporation") for use at the Annual Meeting of its shareholders to be held on May 14, 2002.

     Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. Any person giving a proxy may revoke it by written notice to the Corporation at any time prior to its exercise. In addition, although mere attendance at the meeting will not revoke the proxy, a person present at the meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies in the accompanying form which are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted FOR the election of the five persons nominated for election as directors and FOR the ratification of the appointment of Ernst & Young, LLP as independent auditors for the year 2002.

     The Annual Report of the Corporation (which does not form part of the proxy solicitation material) including the financial statements of the Corporation for the fiscal year 2001, is enclosed herewith.

     The mailing address of the principal executive offices of the Corporation is P. O. Box 2607, Birmingham, Alabama 35202. This Statement and the accompanying form of proxy are being mailed to the shareholders of the Corporation on April 12, 2002.


                               VOTING SECURITITES

     The Corporation has only one class of voting securities, its Common Stock. On April 1, 2002, 1,767,943 shares of Common Stock were outstanding. As to each matter presented to the shareholders' meeting, each shareholder of record at the close of business on April 1, 2002 will be entitled to one vote for each share of Common Stock owned on that date.


                              ELECTION OF DIRECTORS

     The affirmative vote of a plurality of the votes cast is required to elect the directors. Abstentions from voting on these proposals (including broker non-votes) will have no effect on the outcome of the vote. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the nominees named in the following table as directors of the Corporation to serve until the next Annual Meeting and until their successors are duly elected and have qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to be a candidate for election.

     Each of Messrs. Riley, Marks, Stubbs, Gaines, and Palmer was elected to his present term of office at the last Annual Meeting of shareholders.

     The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Corporation by such nominee. Except as indicated each of the nominees has had the same principal occupation for the last five years.

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTOR

     The Corporation's current Board of Directors consists of the five directors listed below, each of whom will stand for election at the annual meeting.

     William Riley - Chairman and Director of the Corporation since 1981, Chief Executive Officer since April 1997; Age 70

     Pierce E. Marks, Jr. - President, Chief Executive Officer from 1981 to June 1995; Vice Chairman from June 1995 to December 1999 and Director of the Corporation and member of the Executive Committee since 1981; Age 73.

     Michael B. Stubbs - Private investor; Director, Lyon, Stubbs & Tompkins, Inc., New York, New York (Investment advisors) from 1984 to August 1996; Secretary/Treasurer and Director, S&P Cellular Holdings, Inc. (cellular communications) from 1989 to November 1995 and Chairman from 1991 to November 1995; Secretary/Treasurer and Director, Petroleum Communications (cellular communications) from 1990 to November 1995 and Chairman from 1991 to November 1995. Director of the Corporation since 1981; Age 53.

     Michael Palmer - Investor. Retired since 1984; Founder and CEO of Associated European Capital Corp., (investment banking), from 1980 to 1984; Managing Director, Saudi Arabian Investment Co., (investment banking), from 1974 to 1980; Head of International Finance, Shearson, Hammil Co. (investment banking), from 1969 to 1974. Director of the Corporation since 2001; Age 69.

     Michael J. Gaines - was employed by Grossman's, a home center chain, from 1993 to 1996; President and Chief Operating Officer from 1996 to present. Director of the Corporation since 2001; Age 59.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

     The Board of Directors of the Corporation has Executive, Audit, and Compensation Committees, but does not presently have a nominating committee.

     EXECUTIVE COMMITTEE. Members: Messrs. Riley and Marks. The Executive Committee may, between meetings of the Board of Directors, exercise all of the authority of the Board in the management of the business and affairs of the Corporation, except with respect to certain significant corporate matters reserved to the Board by Delaware law, such as amendments to the Certificate of Incorporation or By-Laws of the Corporation.

     AUDIT COMMITTEE. Members: Messrs. Palmer, Marks and Stubbs. The Board of Directors of the Corporation has adopted a written charter for the Audit Committee. The Audit Committee's functions include recommending to the Board of Directors the selection of the Corporation's independent auditors, reviewing with such auditors the plan and results of their audits, reviewing and discussing the Company's audited financial statements with the Company's management, and certain other matters specified in the written charter of the Audit Committee. The members of the Audit Committee are independent, as "independence" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers Listing Standards, except for Mr. Marks. Mr. Marks does not qualify as an "independent" director because he received consulting income from the Corporation of $80,229 under a consulting agreement with the Corporation. The Board has determined to waive the independence requirement in the case of Mr. Marks because in light of Mr. Marks' familiarity with the Corporation and understanding of fundamental financial statements, it has determined that it is in the best interest of the Corporation and its shareholders for Mr. Marks to serve on the Audit Committee.

     COMPENSATION COMMITTEE. Members: Messrs. Marks, Stubbs, and Palmer. The Compensation Committee approves the remuneration arrangements for Mr. Riley and Mr. Gaines.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During the 2001 fiscal year the Board of Directors held two meetings, the Executive Committee met informally numerous times, the Compensation Committee met two times and the Audit Committee met twice. During such fiscal year a quorum was present at all of the meetings of the Board, and each director attended all of these meetings except for Mr. Pierce E. Marks, Jr. who was unable to attend the Audit Committee meetings.

COMPENSATION OF DIRECTORS

     No director received compensation for his services as director or member of the Executive, Compensation or Audit Committees, except for the annual grant to the non-employee director of Special Options to purchase 2,000 shares of the Corporation's Common Stock granted to Messrs. Stubbs, Palmer and Marks. Each such Special Option is granted at an exercise price equal to the market value of the Common Stock on the date of the grant and becomes exercisable on the date of grant. The term of such Option is ten years, subject to termination on the third anniversary of the date the holder ceases to be a director of the Corporation.


REPORT OF THE AND AUDIT COMMITTEE

     The Audit Committee of the Board of Directors of the Corporation (i) has reviewed and discussed the audited financial statements of the Corporation for the year ending December 31, 2001 with management of the Corporation; (ii) has discussed with Ernst & Young, the independent auditors of the Corporation, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU380); (iii) has received the written disclosures and the letter from Ernst & Young, the Corporation's independent accountants, required by Independence Standards Board's Standard No. 1 (Independence Standards Board's Standard No. 1, Independence's Discussions with Audit Committees), and (iv) has discussed with Ernst & Young its independence in relation to the Corporation. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Corporation that the audited financial statements be included in the Company's Annual Report on Form 10-K for its fiscal year ending December 31, 2001 for filing with the Securities and Exchange Commission.


                                                        Pierce E. Marks, Jr.
                                                        Michael Palmer
                                                        Michael B. Stubbs

            EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT OF THE EXECUTIVE AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This report by the members of the Executive and Compensation Committees of the Board of Directors of the Corporation describes the policies guiding the compensation paid to the Corporation's Chief Executive Officer and other executive officers for 2001.

     Messrs. Riley and Gaines determine the compensation payable to executives other than themselves. Messrs. Marks, Stubbs and Palmer, outside directors who are members of the Compensation Committee, approve the compensation payable to Messrs. Riley and Gaines.

EXECUTIVE COMPENSATION POLICIES

     The Corporation's compensation policies for its executive officers incorporate both fixed base salaries and variable, at-risk compensation opportunities in total compensation packages intended to take into consideration individual and overall corporate performance and to achieve the following specific goals:

          o ensure that the Corporation can attract and retain highly competent individuals whose performance is essential to the future growth and success of the Corporation; and

          o ensure that executive compensation reflects corporate performance by tying a significant portion of total compensation to the achievement of specified corporate performance objectives.

FIXED COMPENSATION

     Base salary is the fixed component of each executive officer's total compensation package.

VARIABLE COMPENSATION

     The variable component of each executive officer's total compensation package is comprised of an annual and a long-term part:

          o the opportunity to receive a cash payment under the Corporation's Bonus Program (the "Bonus Program"), based on the Corporation's actual performance in a given year against certain established objectives; and

          o the opportunity to benefit from the appreciation in value of the Corporation's common stock through stock options, granted under the Corporation's 2001 Incentive Compensation Plan (the "2001
               Plan).

     Through the Bonus Program, executive officers, excluding Mr. Riley, are eligible to participate in an annual bonus pool, which in 2001 consisted of 20% of the amount of the Corporation's pro-forma after tax income before bonus. In 2001, a bonus pool of $252,013 was established. Messrs. Gaines, Reid, Grear, Mercer, and Seifert received payments from this pool in the amounts indicated in the Summary Compensation Table. The balance was paid out as determined by the Executive Committee, after consultation with key managers.

     The purpose of the 2001 Plan is to assist in attracting and retaining skilled management personnel and strengthening the mutuality of interest between them and the Corporation's shareholders. Under the 2001 Plan, executive officers are eligible to receive grants of stock options, stock appreciation rights, restricted stock and deferred stock. The 2001 Plan is administered by a Committee consisting of Messrs. Riley and Marks (the "Committee") who are not eligible to receive discretionary grants or awards under the 2001 Plan. The Committee has the authority to select employees to receive grants and awards thereunder and determine the number of shares subject to such grants and awards and the exercise price, restrictions, exercisability, transfer, vesting and other terms and conditions thereof. It is the Corporation's policy to award option grants of significant amounts when deemed appropriate.

APPLICATION OF PHILOSOPHY

     Mr. Riley is a substantial shareholder of the Corporation and as such has an economic incentive to increase the value of the Corporation. In his case, the Compensation Committee has kept his base salary level at a level which is low compared to competitive practices. The Compensation Committee believes Mr. Riley has a substantial economic incentive to enhance the value of the Corporation's stock and therefore need not be paid salary on a competitive basis. In addition, in 2001, Mr. Riley received a bonus of $63,253 which was equal to that received by Mr. Gaines.

     In keeping with the rationale that key employees compensation should be significantly dependent on the performance of the Corporation, the base salary for Mr. Gaines is also low compared to competitive practice. He received a substantial grant of 50,000 stock options in 2001 under the 2001 Plan with an exercise price equal to the fair market value of the stock on the date of grant and which becomes exercisable in annual installments over five years. Mr. Gaines also participated in the Bonus Program in 2001.

                                                    William Riley
                                                    Pierce E. Marks, Jr.
                                                    Michael B. Stubbs
                                                    Michael Palmer

    The following graph compares Moore-Handley's total stockholder return over the last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of all U.S. companies traded on The NASDAQ Stock MarketSM and of all The NASDAQ Stock MarketSM companies in the same U.S. Department of Commerce Standard Industrial Classification (wholesale trade - durable goods) as the Corporation.


                              [Performance Graph]

---------------------------------------------------------------------------------------------------------------
                                            1996        1997        1998        1999        2000        2001
---------------------------------------------------------------------------------------------------------------
Moore-Handley, Inc.                         100.0       83.7        76.9        46.2        38.5        64.9
---------------------------------------------------------------------------------------------------------------
The Nasdaq Stock Market SM Index            100.0      122.5       172.7       320.8       193.0       153.1
---------------------------------------------------------------------------------------------------------------
Wholesale Trade - Durable Goods Index       100.0      101.4        92.7       105.3        72.4        97.7
---------------------------------------------------------------------------------------------------------------








---------------------

EXECUTIVE COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiary during the years 1999 - 2001 of the Chief Executive Officer and each other executive officer of the Corporation whose cash compensation exceeded $100,000.


                             SUMMARY COMPENSATION TABLE
                                                                                        Long-Term Compensation
                                                          Annual                                Awards
                                                       Compensation                      Securities Underlying
                                                          Salary               Bonus            Options
                                            Year            $                    $                 #
William Riley                               2001         $175,000             $63,253
  Chairman and CEO                          2000         $150,000
                                            1999         $150,000             $ 7,558

Michael J. Gaines                           2001         $175,000             $63,253           50,000
  President and COO                         2000         $150,000
                                            1999         $150,000             $ 7,558           75,000

Andrew W. Reid                              2001         $102,696             $18,084
  Vice President - Sales                    2000         $109,075
                                            1999         $123,300                               25,000

Robert H. Grear                             2001         $131,862             $12,000
  Vice President - Operations               2000         $128,968                               75,000
                                            1999         $ 61,155 (1)

Gary C. Mercer                              2001         $ 61,250 (2)         $10,000           30,000
  Chief Financial Officer

Thomas Seifert                              2001         $ 95,833 (3)         $18,500           50,000
  Vice President - Merchandising


     (1) The reported amounts for Robert H. Grear reflect his compensation for the period from June 21, 1999, when he joined the company.
     (2) The reported amounts for Gary C. Mercer reflect his compensation for the period from June 01, 2001, when he joined the company.
     (3) The reported amounts for Thomas A. Seifert reflect his compensation for the period from March 19, 2001, when he joined the company.

The following table sets forth information as to options granted during 2001 to each of the executive officers named in the Summary Compensation Table.


                                          OPTIONS GRANTS IN LAST FISCAL YEAR

                                          % of Total                                                Potential Realizable
                           Number of       Options                                                    Value at Assumed
                          Securities      Granted to                                                Rates of Stock Price
                          Underlying      Employees                                                   Appreciation for
Name                       Options      In Fiscal Year     Exercise Price     Expiration Date            Option Term
----                       Granted                                                                     5%         10%
                                                                                                    -------     -------
Michael J. Gaines          50,000            29 %              $1.03              June 1, 2011      $32,388     $82,078
Thomas A. Seifert          50,000            29 %              $1.09          December 1, 2011      $37,275     $86,859
Gary C. Mercer             30,000            18 %              $1.03          December 1, 2011      $19,433     $49,247

The following table sets forth information as to options outstanding as of December 31, 2001 held by each of the executive officers named in the Summary Compensation Table. No options were exercised during 2001.

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                   AND YEAR-END OPTION VALUES
                                                                                      Value of
                                       Number of Securities                       Unexercised In-the-
                                      Underlying Unexercised                            Money
                                       Options at FY-End (#)                     Options at FY-End ($)
Name                                 Exercisable/Unexercisable                 Exercisable/Unexercisable
----                                 -------------------------                 -------------------------
Michael J. Gaines ..................     20,000/ 5,000 (1)                          $0     /     $0
Michael J. Gaines ..................     40,000/10,000 (2)                          $0     /     $0
Michael J. Gaines ..................          0/50,000 (3)                          $0     /$54,000
Andrew W. Reid .....................     15,000/     0 (4)                          $0     /     $0
Robert H. Grear ....................     15,000/60,000 (5)                          $11,955/$47,820
Gary C. Mercer .....................          0/30,000 (6)                          $0     /$32,400
Thomas A. Seifert ..................          0/50,000 (7)                          $0     /$51,000

(1) Exercisable in five annual installments commencing on January 13, 1998.
(2) Exercisable in five annual installments commencing on April 2, 1998.
(3) Exercisable in five annual installments commencing on June 1, 2002.
(4) Exercisable in five annual installments commencing on November 1, 1997.
(5) Exercisable in five annual installments commencing on August 2, 2001.
(6) Exercisable in five annual installments commencing on December 1, 2002.
(7) Exercisable in five annual installments commencing on December 1, 2002.

     PENSION PLAN. The Moore-Handley, Inc. Salaried Pension Plan (the "Pension Plan") is a defined benefit plan covering all salaried employees. Normal retirement benefits are based on an employee's final average earnings and years of service and are payable to participants commencing at age 65. Final average earnings are based on total salary and bonus but exclude any income realized from stock options. Benefits are not reduced for Social Security or other offset amounts.

     The following table shows the combined estimated annual retirement benefits payable to employees under the Pension Plan and the Corporation's prior Plan who retire at age 65 at the stated levels of Final Average Earnings and years of service at retirement.

                                                         Annual Retirement Benefit
                                                      For Specified Years of Service
                                            --------------------------------------------------

                                10            20            30            40            50

Final Average Earnings         Years         Years         Years         Years         Years
                               -----         -----         -----         -----         -----
$ 50,000 .................... $ 4,278       $ 8,556      $ 12,833      $ 17,111      $  21,389
  75,000 ....................   7,403        14,806        22,208        29,611         37,014
 100,000 ....................  10,528        21,056        31,583        42,111         52,639
 125,000 ....................  13,653        27,306        40,958        54,611         68,264
 150,000 ....................  16,778        33,556        50,333        67,111         83,889
 170,000 ....................  19,278        38,556        57,833        77,111         96,389
 175,000 ....................  19,903        39,806        59,708        79,611         99,514
 200,000 .................... $23,028       $46,056      $ 69,083      $ 92,111      $ 115,139

As of December 31, 2001, Messrs. Riley, Marks, Gaines, Reid, Grear, Mercer, and Seifert had 41, 30, 5, 30, 3, 7 and 0 years of service respectively, under the Pension Plan.


CERTAIN TRANSACTIONS

     Messrs. Riley and Marks purchased stock pursuant to the Employee Stock Purchase Plan in June 1998 in return for promissory notes for $131,250 and $131,250, respectively, that were to mature on June 30, 2001 and that bore interest at 8.5%. In June, 2001, the Board, acting on the recommendation of the disinterested directors, approved an amendment to the notes that extended their maturity to June 30, 2003, but made them payable on demand by the Corporation at any time, and reset the interest rate to a floating rate equal to the Corporation's average cost of borrowing from time to time plus 2.25%. In approving the amendment, the Board took into consideration its lack of a current need for additional equity financing, the preservation of its access to such funding on demand and the benefit of receipt of interest income at a rate in excess of its average cost of borrowing. Mr. Stubbs repaid his promissory note in the principal amount of $15,750 under the Employee Stock Purchase Plan on June 30, 2001. The notes of Messrs. Riley and Marks remained outstanding at December 31, 2001.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Riley and Gaines, were involved in the determination of compensation for executive officers of the Corporation, other than themselves, for the past fiscal year. Messrs. Stubbs, Marks, and Palmer, members of the Compensation Committee, approved the compensation payable to Messrs. Riley and Gaines.

     Mr. Riley and Mr. Marks are stockholders, directors and executive officers of a privately held manufacturing company, and as such participated in setting the compensation payable to themselves as officers of that company. The cost of leasing office space and related overhead costs in New York City used by Mr. Riley, who spends a majority of his time serving as executive officer and director of the Corporation, are shared by the Corporation and such manufacturing company. In 2001 this manufacturing company paid an aggregate of $67,800 to the Corporation, representing 49% of the cost to the Corporation of maintaining such office. Messrs. Riley and Marks are substantial stockholders and directors of such company, and Mr. Stubbs is a substantial stockholder, but none of Messrs. Riley, Marks or Stubbs participates in the day-to-day management thereof.


                       SECURITY OWNERSHIP BY MANAGEMENT

     The following table gives information concerning the beneficial ownership of the Corporation's Common Stock on April 1, 2002 by (i) each nominee for election as a director, (ii) each of the executive officers named in the Summary Compensation Table, and (iii) all directors and executive officers of the Corporation as a group.

                                                                          Amount and Nature of
                                                                        Beneficial Ownership (1)
                                                                       --------------------------

                                                                          Shares        Percent
                                                                        Beneficially      of
Beneficial Owners                                                          Owned         Class
-----------------                                                      --------------  ----------
William Riley (2) (3) ............................................         456,958        21.04%
Pierce E. Marks, Jr. (2) (3) (4)(8) ..............................         356,258        16.40%
Michael B. Stubbs (5) (7) ........................................         233,915        10.77%
Michael Palmer (6) (8) ...........................................          53,300         2.45%
Michael J. Gaines (2) (9) ........................................         137,000         6.31%
Andrew W. Reid (2) (10) ..........................................          16,100          .74%
Robert H. Grear (2) (11) .........................................          75,000         3.45%
Gary C. Mercer (2) (12) ..........................................          35,000         1.61%
Thomas A. Seifert (2) (13) .......................................          50,000         2.30%
All directors and executive officers as a group (10 persons)......       1,450,531        66.78%

1) The information as to beneficial ownership is based on statements furnished to the Corporation by the beneficial owners. Except as indicated in the footnotes which follow, such owners have sole voting power and sole investment power with respect to all shares listed above and all such shares are owned directly (i.e., not by virtue of an option or other right to acquire).
2) The address of Messrs. Riley, Marks, Gaines, Reid, Grear, Mercer, and Seifert is Moore-Handley, Inc., P. O. Box 2607, Birmingham, Alabama 35202.
3) Includes 50,000 shares purchased under the Employee Stock Purchase Plan which are not issuable until the note for the purchase price has been paid in full.

4) Does not include 54,000 shares owned by Mr. Marks' children, as to which Mr. Marks disclaims beneficial ownership.
5) Includes an aggregate of 73,500 shares held of record by two trusts established for Mr. Stubbs' children; Mr. Stubbs, who is a co-trustee of such trusts, disclaims beneficial ownership of such shares. Mr. Stubbs' address is 777 3rd Avenue 18th Floor, New York, New York 10017.
6) Includes 51,300 shares owned in a personal IRA account prior to becoming a director. Mr. Palmer's address is Flat 15, 55 Portland Place London, W1B 1QL
7) Includes 12,000 shares covered by presently exercisable Special Options granted under 1991 Plan and 2,000 shares covered by presently exercisable Special Options granted under 2001 Plan - see "Information RegaHrding the Board of Directors".
8) Includes 2,000 shares covered by presently exercisable Special Options granted under 2001 Plan - see "Information Regarding the Board of Directors".
9) Includes 75,000 shares covered by Options granted under 1991 Plan and 50,000 shares covered by Options granted under 2001 Plan.
10)  Includes 15,000 shares covered by Options granted under 1991 Plan.
11)  Includes 75,000 shares covered by Options granted under 1991 Plan.
12)  Includes 30,000 shares covered by Options granted under 2001 Plan.
13)  Includes 50,000 shares covered by Options granted under 2001 Plan.

              SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
              -----------------------------------------------------

     The following officers and directors of the corporation filed reports of changes of beneficial ownership other than on a timely basis with respect to 2001 or prior years:

     Mr. Gaines filed three reports, reporting three transactions on an untimely basis.
     Mr. Reid filed one report, reporting one transaction on an untimely basis. Mr. Mercer filed one report, reporting one transaction on an untimely basis.
     Mr. Grear filed one report, reporting one transaction on an untimely basis. Mr. Stubbs filed one report, reporting one transaction on an untimely basis.
     Mr. Palmer filed one report, reporting one transaction on an untimely basis.
     Mr. Marks filed one report, reporting one transaction on an untimely basis.


                              INDEPENDENT AUDITORS

     Ernst & Young LLP, which served as the Corporation's independent auditors in 2001, has been designated by the Board of Directors, upon recommendation of the Audit Committee, as the Corporation's independent auditors for 2002. The shareholders are asked to ratify this action of the Board. The affirmative vote of a majority of the votes cast is required for such ratification. Abstention and broker non-votes are treated as votes cast for this purpose. No representative of that firm will be present at the Annual Meeting. Accordingly, no representative of that firm will have an opportunity to make a statement or will be available to respond to questions.

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AUDIT FEES
----------

     Ernst & Young LLP charged the Company an aggregate of $109,900 in fees for the audit of the Company's financial statements for the year ended December 31, 2001, and for the review of its quarterly financial statements included in Form 10Q during 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
-------------------------------------------------------

     During 2001, Ernst & Young neither rendered to nor billed the Company for professional services relating to the design, implementation, or operation of the Company's financial information systems.

ALL OTHER FEES
--------------

     Ernst & Young LLP charged the Company an aggregate of $56,395 for all other services rendered to the Company during 2001. Such services included audit related services of $46,950 and non-audit related services of $9,445. Audit related services generally included fees for pension audits, accounting consultation, and assistance with filings with the Securities and Exchange Commission.

     The Audit Committee of the Board has considered whether the provision of the services other than audit services described above is compatible with maintaining the auditor's independence.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & Young LLP, as independent auditors for the year 2002.

                              SHAREHOLDER PROPOSALS

     It is anticipated that the 2002 Annual meeting of Shareholders will be held on May 14, 2003. In accordance with regulations issued by the Securities and Exchange Commission, shareholder proposals intended for presentation at that meeting must be received by the Secretary of the Corporation no later than December 14, 2002, if such proposals are to be considered for inclusion in the Corporation's Proxy Statement.

                                  OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting, other than those set forth above. Pursuant to the Company's by-laws, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 30 days nor more than 60 days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than 40 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Such notice must be accompanied by the information required to be provided with respect to the business to be conducted at the instance of the stockholder as set forth in the Company's by-laws. If any other matters are brought before the meeting by a stockholder who has not complied with the advance notice provisions, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular Employees of the Corporation. All expenses in connection with the preparation of proxy materials and the solicitation of proxies will be borne by the Corporation.

                                         By Order of the Board of Directors


                                         Gary C. Mercer
                                         Chief Financial Officer


P. O. Box 2607
Birmingham, Alabama 35202
April 1, 2002

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PROXY
                                               MOORE-HANDLEY, INC.
                                  ANNUAL MEETING OF SHAREHOLDERS, MAY 14, 2002
                   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOORE-HANDLEY, INC.

     The undersigned hereby appoints WILLIAM RILEY, PIERCE E. MARKS, JR., MICHAEL J. GAINES and GARY MERCER, and each of them, the proxies of the undersigned with power of substitution to each, to vote all shares of Common Stock of the Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Courtyard by Marriott,
1824 Montgomery Hwy South, Hoover, Alabama on May 14, 2002 at 10:00 A.M. and any adjournment thereof, on all matters coming before said meeting.

1. ELECTION OF DIRECTORS:

       / / FOR                    / / WITHHELD                  / / FOR, except vote withheld from the following nominee(s):

                                                                    Vote withheld from _________________________________________

William Riley      Pier E. Marks, Jr.       Michael Stubbs        Michael Palmer        Michael J. Gaines

2. TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS OF ERNST & YOUNG LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS INDEPENDENT AUDITORS
   FOR THE YEAR 2002.
                                  / / FOR              / / AGAINST            / / ABSTAIN
3. In their discretion, the proxies are authorized to vote such other matters as may properly come before the meeting.

                                                  (Continued on other side)

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                                                  (Continued from other side)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no contrary instructions are indicated, this Proxy will be voted FOR the election of the Nominees as Directors, FOR ratification of the appointment of Ernst & Young, LLP as independent auditors for the year 2002.




                                                                        Dated: _______________________________________________, 2002

                                                                        ____________________________________________________________
                                                                        Signature

                                                                        ____________________________________________________________
                                                                        Signature

                                                                        Please sign name(s) exactly as printed hereon. Joint owners should each sign. When signing as attorney, executor,
                                                                        administrator, trustee or guardian, give full title as such.
                                                                        If a Corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign
PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE     in partnership name by authorized person.
                         ENCLOSED ENVELOPE.

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